Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events [abstract]
Subsequent events
29 Subsequent events
Agreement to acquire Suncor Energy UK Limited
On 3 March 2023, Equinor entered into an agreement to acquire 100 % of Suncor Energy UK Limited for a total consideration of USD
850

million before adjustments for working capital and net cash. USD
250

million is contingent on final investment decision on the
Rosebank field. The transaction includes a non-operated interest in the producing Buzzard oil field ( 29.89%) and an additional interest in the operated Rosebank development ( 40%). Closing of the transaction is expected in the first half of 2023 subject to relevant regulatory approvals and will be recognised in the E&P International segment.